UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 17, 2013

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 328-4770

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Home BancShares, Inc. (“Home” or the “Registrant”) hereby furnishes its October 17, 2013 press release announcing third quarter 2013 earnings, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

See Item 2.02. Results of Operations and Financial Condition.

Item 8.01	Other Events

To the extent required, the information set forth in Items 2.02 and 7.01 and Exhibit 99.1 is incorporated herein by reference.

Additional Information about the Merger and Where to Find It

In connection with the acquisition of Liberty Bancshares, Inc. (“Liberty”) by Home (the “Merger”), Home has filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Home common stock to be issued to shareholders of Liberty in connection with the transaction. The Registration Statement includes a Joint Proxy Statement of Home and Liberty and a Prospectus of Home, as well as other relevant materials regarding the proposed merger transaction involving the Company and Liberty. WE URGE INVESTORS AND SECURITY HOLDERS OF HOME AND LIBERTY TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Home at Home’s website at http://www.homebancshares.com, Investor Relations, or by contacting Brian Davis, by telephone at (501) 328-4770.

Participants in Solicitation

Home and Liberty and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Home and Liberty in connection with the Merger. Information about the directors and executive officers of Home and their ownership of Home common stock is set forth in the proxy statement for Home’s 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 5, 2013. Information about the directors and executive officers of Liberty and their ownership of Liberty common stock is set forth in the Joint Proxy Statement/Prospectus included in the Registration Statement. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release: Home BancShares, Inc. Announces Record Quarterly Net Income of $18.4 Million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: October 17, 2013	/s/ Brian Davis
Brian Davis
Chief Accounting Officer